Consolidated Statements of Condition (Parentheticals) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Securities held to maturity, fair value	$ 19,171	$ 20,790
Common stock, stated value (in dollars per share)	$ 1	$ 1
Common stock, shares authorized (in shares)	10,000,000	10,000,000
Common stock, shares issued (in shares)	5,325,504	4,777,414
Treasury stock, shares (in shares)	659,739	659,739